Dreyfus New Jersey

      Intermediate

      Municipal Bond Fund

      ANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey

                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New Jersey Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the markets' short-term gyrations found that the markets moved faster than they could.

Indeed, the tax-exempt bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform relative to its benchmarks?

For the 12-month period ended March 31, 2002, the fund achieved a total return of 3.15%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's current benchmark index, and the Lehman Brothers 10-Year Municipal Bond Index, the fund' s previous benchmark index, achieved total returns of 3.52% and 3.48%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Other States Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 2.78%.(3) The fund's benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by single states. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s performance to changing market conditions during the reporting period. For much of the reporting period, the fund benefited from falling interest rates in a weakening economy. However, market weakness late in the reporting period offset some of those gains.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already weakened considerably. Capital spending by businesses had fallen, the stock market was declining and unemployment was rising. These conditions were further intensified by the September 11 terrorist attacks. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates, which fell to their lowest level in 40 years.

As interest rates and bond yields declined, intermediate-term municipal bond prices generally rose. In addition, municipal bond prices moved higher in response to surging demand for high quality, tax-exempt securities from investors seeking a relatively stable alternative to a volatile stock market

During much of the reporting period, when interest rates were falling and the difference between short- and long-term yields was widening, we attempted to lock in higher yields for as long as practical by maintaining the fund's weighted average maturity at a point that was modestly longer than that of its Lipper category. In 2002, however, when it became apparent that the Fed's aggressive interest-rate cuts were probably finished, we reduced the fund's weighted average maturity to protect against potential price declines.

This change proved beneficial when the Fed suggested in March that an economic recovery was underway, which was interpreted by many investors as a signal that the Fed' s next move would be toward higher interest rates. While we do not anticipate any rate hikes in the immediate future, these expectations were nonetheless factored into intermediate-term municipal bond prices, which fell sharply and erased earlier gains.

New Jersey municipal bonds generally tracked the performance of the national market. As the U.S. economy deteriorated, however, New Jersey's fiscal condition worsened. As a result, we generally avoided the state's general obligation debt and focused instead on bonds issued by local entities, such as well-funded school districts.

What is the fund's current strategy?

Recent signs of economic strength suggest that we may have seen the last of the Fed' s rate cuts. Accordingly, we have maintained the fund' s relatively conservative positioning -- including a shorter than average duration and an emphasis on income-oriented bonds further out on the yield curve, which we believe may hold their value better than other types of bonds if interest rates rise. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey Intermediate Municipal Bond Fund with the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/02



                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/26/92            3.15%              4.88%             5.45%

((+))  SOURCE: LEHMAN BROTHERS


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND ON 6/26/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUES OF THE INDICES ON 6/30/92 ARE USED AS THE BEGINNING VALUES ON 6/26/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN 7-YEAR INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE LEHMAN 7-YEAR INDEX'S WEIGHTED AVERAGE MATURITY ORIENTATION. PERFORMANCE FOR THE LEHMAN 10-YEAR INDEX WILL NOT BE PROVIDED IN THE NEXT ANNUAL REPORT.




THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN 7-YEAR INDEX AND THE LEHMAN 10-YEAR INDEX ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN 7-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN 10-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE LEHMAN 10-YEAR INDEX, CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                             The Fund



STATEMENT OF INVESTMENTS

March 31, 2002



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.8%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--95.7%

Atlantic City 5%, 12/15/2011 (Insured; FSA)                                                   1,650,000                1,716,660

Atlantic City Board of Education

  5.50%, 12/1/2008 (Insured; FSA , Guaranteed; School

   Board Reserve Fund)                                                                        1,250,000                1,350,075

Atlantic County Utilities Authority, Sewer Revenue

   5%, 1/15/2009 (Insured; AMBAC)                                                             2,760,000                2,876,776

Bayshore Regional Sewer Authority,
   Subordinated Sewer Revenue:

      5.10%, 5/1/2004 (Insured; MBIA)                                                         1,110,000                1,157,197

      5.30%, 4/1/2008 (Insured; MBIA)                                                         1,000,000                1,059,220

      5.40%, 4/1/2009 (Insured; MBIA)                                                         1,000,000                1,057,920

Bergen County Utilities Authority, Water Pollution Control

   Revenue 5.375%, 12/15/2013 (Insured; FGIC)                                                 1,155,000                1,223,942

Brick Township Municipal Utilities Authority, Water and Sewer

   Revenue 5.10%, 12/1/2009 (Insured; FGIC)                                                   1,500,000                1,564,155

Burlington County 5.20%, 10/1/2009                                                            2,000,000                2,049,220

Camden County Improvement Authority, Revenue,

  County Guaranteed Lease:

      5.40%, 12/1/2002                                                                          855,000                  874,648

      5.85%, 10/1/2006 (Insured; MBIA)                                                        1,000,000                1,066,430

Camden County Municipal Utilities Authority,

  County Agreement Sewer Revenue

   5%, 7/15/2009 (Insured; FGIC)                                                              3,200,000                3,304,128

Dover Township 5.90%, 10/15/2002 (Insured; AMBAC)                                             1,640,000                1,675,949

Essex County Utilities Authority, Solid Waste Revenue

   5.25%, 10/1/2011 (Insured; AMBAC)                                                          1,000,000                1,048,630

Ewing Township School District

   5.30%, 8/1/2012 (Insured; FGIC)                                                            1,530,000                1,600,655

Freehold Regional High School:

  5.50%, 3/1/2009

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  1,450,000                1,562,650

   5.50%, 3/1/2010

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  2,460,000                2,658,965

Hillside Township 6.60%, 2/15/2007 (Insured; MBIA)                                              150,000                  153,565

City of Hoboken Parking Authority, Parking General Revenue

   6.20%, 3/1/2003                                                                              395,000                  404,113

Hudson County Improvement Authority:

  Facility Lease Revenue (Hudson County Lease Project)

      5.25%, 10/1/2012 (Insured; FGIC)                                                        2,795,000                2,927,399

   Solid Waste System Revenue

      6.75%, 1/1/2003                                                                         1,000,000                1,035,260


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Jersey City:

   Public Improvement 5.25%, 9/1/2010 (Insured; MBIA)                                         1,605,000                1,713,514

   Water 5.20%, 10/1/2008 (Insured; AMBAC)                                                    1,565,000                1,658,274

Lacey Municipal Utilities Authority, Water Revenue

   5.10%, 12/1/2003 (Insured; MBIA)                                                             800,000                  833,352

Mercer County Improvement Authority, Revenue, Township

  Guaranteed (Hamilton Board of Education Lease Project)

   5.70%, 6/1/2002 (Insured; MBIA)                                                              470,000                  473,130

Middlesex County, COP 5%, 8/1/2011 (Insured: MBIA)                                            1,075,000                1,126,847

Middlesex County Utilities Authority, Sewer Revenue:

   5%, 9/15/2008 (Insured; FGIC)                                                              1,000,000                1,042,900

   6.25%, 8/15/2010 (Insured; MBIA)                                                           1,500,000                1,661,835

Monmouth County 5.10%, 10/1/2010                                                              2,600,000                2,670,252

Monmouth County Improvement Authority, Revenue

   (Correctional Facilities) 5%, 8/1/2009                                                     1,500,000                1,556,895

City of Newark Board of Education

   5.875%, 12/15/2006 (Insured; MBIA)                                                         1,755,000                1,913,985

State of New Jersey 5.50%, 8/1/2011                                                           3,100,000                3,325,556

New Jersey Economic Development Authority, Revenue:

  District Heating and Cooling (Trenton-Trigen Project)

      6.10%, 12/1/2004                                                                        1,865,000                1,879,193

   Market Transition Facility Revenue
      7%, 7/1/2004 (Insured; MBIA)                                                            1,000,000                1,084,480

   School Facilities, Construction

      5.50%, 6/15/2011 (Insured; AMBAC)                                                       2,500,000                2,703,350

   (Transportation Project Sublease)
      5.25%, 5/1/2011 (Insured; FSA)                                                          2,210,000                2,336,699

   (Trenton Office Complex) 5.25%, 6/15/2009 (Insured; FSA)                                   3,900,000                4,131,153

   Waste Paper Recycling (MPMI Inc. Project)
      5.75%, 2/1/2004                                                                         1,130,000                1,122,056

New Jersey Educational Facilities Authority, Revenue:

  College and University:

    (Capital Improvement Fund):

         5%, 9/1/2009                                                                         1,400,000                1,463,042

         5%, 9/1/2013 (Insured; FSA)                                                          1,250,000                1,282,363

      (Princeton University):

         5.125%, 7/1/2012                                                                     1,550,000                1,618,820

         5.25%, 7/1/2014                                                                      2,885,000                2,997,342

      (Ramapo College):

         5.15%, 7/1/2004 (Insured; MBIA)                                                      1,010,000                1,055,965

         5%, 7/1/2012 (Insured; AMBAC)                                                        1,020,000                1,057,811

         5%, 7/1/2013 (Insured; AMBAC)                                                        1,070,000                1,101,490

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Educational Facilities Authority, Revenue (continued):

  College and University (continued):

      (Rider University) 5.25%, 7/1/2014                                                      1,105,000                1,144,371

      (Rowan University)

         5.25%, 7/1/2011 (Insured; FGIC)                                                      1,275,000                1,346,107

      (Saint Peter's College) 5%, 7/1/2008                                                    5,200,000                5,376,488

      (Seton Hall University):

         5.25%, 7/1/2006 (Insured; AMBAC)                                                     2,030,000                2,151,556

         5.25%, 7/1/2009 (Insured; AMBAC)                                                     1,050,000                1,115,258

   Higher Educational Facilities Trust Fund

      5.125%, 9/1/2006 (Insured; AMBAC)                                                       2,775,000                2,929,734

New Jersey Environmental Infrastructure Trust,
   Waste Water Treatment

   5%, 9/1/2007                                                                               1,820,000                1,911,091

New Jersey Health Care Facilities Financing Authority,
   Health Hospital and Nursing Home Revenue:

      (Atlantic City Medical Center) 6%, 7/1/2012                                             3,145,000                3,331,247

      (Burdette Tomlin Memorial Hospital Issue)

         6%, 7/1/2003 (Insured; FGIC)                                                         1,665,000                1,703,894

      (Deborah Heart and Lung Center Issue):

         5.60%, 7/1/2003                                                                      1,170,000                1,192,604

         5.80%, 7/1/2004                                                                        745,000                  769,563

         5.90%, 7/1/2005                                                                        790,000                  817,863

      (Mountainside Hospital)
         5.10%, 7/1/2003 (Insured; MBIA)                                                      1,630,000                1,682,421

      (Rahway Hospital Obligated Group Issue) 5%, 8/1/2008                                    2,000,000                1,704,400

      (Raritan Bay Medical Center Issue) 6.625%, 7/1/2005                                     2,800,000                2,880,388

      (Robert Wood Johnson University Center):

         5%, 7/1/2008 (Insured; MBIA)                                                         1,500,000                1,559,115

         5.375%, 7/1/2013                                                                     2,000,000                2,054,840

      (Saint Joseph's Hospital and Medical Center)

         5.15%, 7/1/2006 (Insured; Connie Lee)                                                2,555,000                2,681,600

      (Trinitas Hospital Obligated Group) 7.375%, 7/1/2015                                    4,000,000                4,334,600

      (West Jersey Health System)

         5.45%, 7/1/2002 (Insured; MBIA)                                                      2,160,000                2,180,455

New Jersey Highway Authority, Senior Parkway Revenue

   (Garden State Parkway) 5.90%, 1/1/2004                                                       500,000                  511,195

New Jersey Housing and Mortgage Finance Agency, Revenue,

   Home Buyer 5%, 4/1/2005 (Insured; MBIA)                                                    2,000,000                2,060,720

New Jersey Sports and Exposition Authority,
   Convention Center Luxury Tax

   Revenue 5.75%, 7/1/2002 (Insured; MBIA)                                                    2,000,000                2,019,900


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority,
  Transportation System:

      5.125%, 6/15/2007 (Insured; AMBAC)                                                      1,870,000                1,966,361

      5.50%, 6/15/2009                                                                        3,225,000                3,463,650

      6%, 12/15/2014                                                                          4,000,000                4,429,440

      6%, 12/15/2015                                                                          2,500,000                2,758,100

      6%, 12/15/2016                                                                          5,000,000                5,512,100

New Jersey Turnpike Authority, Turnpike Revenue

   5.75%, 1/1/2010 (Insured; MBIA)                                                            3,000,000                3,276,930

   6%, 1/1/2011 (Insured; MBIA)                                                               3,000,000                3,342,060

New Jersey Wastewater Treatment Trust

   5.90%, 5/1/2003 (Insured; MBIA)
   (Prerefunded 5/1/2002)                                                                     1,400,000  (a)           1,433,222

North Brunswick Township 6.30%,
   5/15/2006 (Prerefunded 5/15/2002)                                                          1,860,000  (a)           1,907,542

North Hudson Sewer Authority, Sewer Revenue:

   5.25%, 8/1/2010 (Insured; FGIC)                                                            3,825,000                3,989,054

   5.25%, 8/1/2016 (Insured; FGIC)                                                            2,000,000                2,070,140

   5.25%, 8/1/2017 (Insured; FGIC)                                                            2,000,000                2,053,680

North Jersey District Water Supply Commission, Revenue

   (Wanaque South Project)
   5.40%, 7/1/2002 (Insured; MBIA)                                                            2,795,000                2,820,295

Northeast Monmouth County Regional Sewer Authority,
   Sewer Revenue

   5%, 11/1/2010 (Insured; MBIA)                                                              2,250,000                2,327,243

Ocean County, General Improvement:

   5.65%, 7/1/2005                                                                            1,600,000                1,704,464

   5%, 9/1/2012                                                                               1,300,000                1,354,119

   5%, 9/1/2013                                                                               1,200,000                1,239,852

Parsippany--Troy Hills Township 6%, 4/1/2004                                                  1,630,000                1,728,061

Passaic County Utilities Authority, SWDR:

   5%, 3/1/2007                                                                               1,300,000                1,336,998

   5%, 3/1/2008                                                                               1,195,000                1,222,067

City of Perth Amboy Board of Education, COP,
   Lease Purchase Agreement (FWB Leasecorp, Inc.)
   5.60%, 12/15/2002 (Insured; FSA)                                                           1,265,000                1,297,738

Pinelands Regional Board of Education, COP,
   Lease Purchase Agreement

   (A & R Hunt Enterprises, Inc.)
   5.70%, 2/15/2003 (Insured; FSA)                                                              350,000                  361,001

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Port Authority of New York and New Jersey:

   (Consolidated Board 101st Series)
      5.25%, 9/15/2006 (Insured; MBIA)                                                        1,000,000                1,050,920

   (Consolidated Board 122nd Series)
      5.50%, 7/15/2001                                                                        4,700,000                4,862,479

Township of Roxbury, Water and Sewer Assessment

   5.05%, 8/1/2004 (Insured; AMBAC)                                                           1,175,000                1,230,848

South Brunswick Township Board of Education

  5.625%, 12/1/2010 (Insured; FGIC, Guaranteed; School

   Board Reserve Fund)                                                                        1,820,000                1,976,720

Southeast Morris County Municipal Utilities Authority,

   Water Revenue 5%, 1/1/2012 (Insured; MBIA)                                                 1,000,000                1,036,160

South Jersey Port Corp., Marine Terminal Revenue:

   5.30%, 1/1/2005                                                                              930,000                  958,030

   5.40%, 1/1/2006                                                                            1,010,000                1,038,724

South Jersey Transportation Authority,
   Transportation System Revenue
   5.50%, 11/1/2002 (Insured; MBIA)                                                           2,000,000                2,042,020

Southern Regional High School District
   5.50%, 9/1/2011 (Insured; MBIA)                                                            1,600,000                1,711,184

Sussex County Municipal Utilities Authority,
   Wastewater Facilities Revenue

   5%, 12/1/2003 (Insured; MBIA)                                                              1,200,000                1,236,228

Trenton 5.125%, 1/15/2013 (Insured; FGIC)                                                     1,000,000                1,036,990

Union County 5.20%, 9/1/2012 (Insured; MBIA)                                                  3,000,000                3,143,820

Warren County Pollution Control Financing Authority,
   Landfill Revenue

   5.60%, 12/1/2002                                                                           1,765,000                1,744,703

West Morris Regional High School District
   Board of Education, School

   5.875%, 1/15/2004                                                                            250,000                  263,033

West Windsor-Plainsboro Regional Board of Education, COP,

  Lease Purchase Agreement (Lamington Funding Corp.)

   5.50%, 3/15/2003 (Insured; MBIA)                                                           1,115,000                1,150,446

Western Monmouth Utilities Authority, Revenue

   5.15%, 2/1/2008 (Insured; AMBAC)                                                           1,000,000                1,044,960

Woodbridge Township:

   5.65%, 8/15/2002                                                                           1,320,000                1,338,308

   6.20%, 8/15/2007                                                                           2,000,000                2,073,100


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--3.1%

Children's Trust Fund of Puerto Rico, Tobacco Settlement

   Revenue 5.75%, 7/1/2012                                                                    1,500,000                1,567,485

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                            2,720,000                2,864,949

   5.30%, 7/1/2004

      (Insured; MBIA) (Escrowed to Maturity)                                                    280,000                  295,803

Virgin Islands Public Finance Authority, Revenue:

  (Matching Fund Loan Notes)

      7%, 10/1/2002                                                                             250,000                  256,620

   (Senior Lien Fund) 5.50%, 10/1/2008 (Insured; ACA)                                         1,500,000                1,560,210

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $203,277,521)                                                                                               208,715,128
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.3%
------------------------------------------------------------------------------------------------------------------------------------

Camden County Improvement Authority, Revenue, VRDN

  (Harvest Redevelopment Project)

   1.30% (LOC; Chase Manhattan Bank)                                                          1,000,000  (b)           1,000,000

New Jersey Economic Development Authority, VRDN:

  Dock Facility Revenue (Bayonne/IMTT Project)

      1.30% (LOC; Suntrust Bank)                                                              1,000,000  (b)           1,000,000

   EDR (Stolthaven Project) 1.20%                                                             1,200,000  (b)           1,200,000

   Water Facilities Revenue

      (United Water of New Jersey Project) 1.30%                                              3,750,000  (b)           3,750,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $6,950,000)                                                                                                   6,950,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $210,227,521)                                                            102.1%              215,665,128

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.1%)              (4,411,957)

NET ASSETS                                                                                       100.0%              211,253,171

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond Assurance
                        Corporation

COP                 Certificate of Participation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AA                              Aaa                             AAA                                               66.9

AA                               Aa                              AA                                               13.0

A                                A                               A                                                 5.4

BBB                              Baa                             BBB                                               8.0

BB                               Ba                              BB                                                 .8

B                                B                               B                                                  .8

F1                               Mig1                            SP1                                               3.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           210,227,521   215,665,128

Cash                                                                  1,650,984

Interest receivable                                                   2,776,316

Receivable for investment securities sold                               986,778

Prepaid expenses                                                          8,183

                                                                    221,087,389
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           124,717

Payable for investment securities purchased                           9,615,717

Payable for shares of Beneficial Interest redeemed                       34,157

Accrued expenses                                                         59,627

                                                                      9,834,218
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      211,253,171
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     208,087,096

Accumulated undistributed investment income--net                         77,937

Accumulated net realized gain (loss) on investments                 (2,349,469)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      5,437,607
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      211,253,171
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      15,419,427

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.70

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,956,221

EXPENSES:

Management fee--Note 3(a)                                            1,379,903

Shareholder servicing costs--Note 3(b)                                 255,990

Professional fees                                                       41,670

Custodian fees                                                          29,391

Trustees' fees and expenses--Note 3(c)                                  21,203

Prospectus and shareholders' reports                                    15,078

Registration fees                                                       11,150

Loan commitment fees--Note 2                                             3,339

Miscellaneous                                                           24,766

TOTAL EXPENSES                                                       1,782,490

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (3,017)

NET EXPENSES                                                         1,779,473

INVESTMENT INCOME--NET                                               9,176,748
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,351,550

Net unrealized appreciation (depreciation) on investments          (2,874,009)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,522,459)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,654,289

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                             -----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,176,748            8,274,784

Net realized gain (loss) on investments         1,351,550              323,445

Net unrealized appreciation (depreciation)
   on investments                              (2,874,009)           6,687,450

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,654,289           15,285,679
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (9,122,525)          (8,251,070)

Net realized gain on investments                       --             (23,439)

TOTAL DIVIDENDS                               (9,122,525)          (8,274,509)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 125,081,541          43,834,792

Dividends reinvested                            6,642,313           6,796,226

Cost of shares redeemed                     (126,435,667)         (38,913,513)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            5,288,187           11,717,505

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,819,951           18,728,675
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          207,433,220          188,704,545

END OF PERIOD                                211,253,171          207,433,220

Undistributed investment income--net              77,937               23,714
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,026,615           3,224,401

Shares issued for dividends reinvested            480,067             503,389

Shares redeemed                                (9,095,908)         (2,882,405)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     410,774             845,385

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended March 31,
                                                               ---------------------------------------------------------------------

                                                               2002(a)          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            13.82          13.32          13.93          13.83         13.35

Investment Operations:

Investment income--net                                         .56(b)            .59            .59            .59           .59

Net realized and unrealized
   gain (loss) on investments                                   (.13)            .49           (.61)           .10           .48

Total from Investment Operations                                  .43           1.08           (.02)           .69          1.07

Distributions:

Dividends from investment income--net                            (.55)          (.58)          (.59)          (.59)         (.59)

Dividends from net realized gain
   on investments                                                  --           (.00)(c)         --            --            --

Total Distributions                                             (.55)           (.58)          (.59)          (.59)         (.59)

Net asset value, end of period                                  13.70          13.82          13.32          13.93         13.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.15           8.35           (.09)          5.04          8.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .77            .78            .79            .80           .78

Ratio of net investment income
   to average net assets                                         3.99           4.34           4.38           4.21          4.34

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                     .00(d)            .02            .04            .04           .03

Portfolio Turnover Rate                                         32.37          16.71          16.95          18.81          6.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         211,253        207,433        188,705        217,666       215,843



(A) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,815 during the period ended March 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At March 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $81,531, accumulated capital losses $2,343,659 and unrealized appreciation $5,437,607.


The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $2,093,022 of the carryover expires in fiscal 2004 and $250,637 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2002 and March 31, 2001, were as follows: ordinary income $0 and $23,439 and tax exempt income $9,122,525 and $8,251,070, respectively.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2001 through March 31, 2002, to reduce the management fee paid by the fund, if aggregate annual expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $3,017, during the period ended March 31, 2002.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2002, the fund was charged $145,076 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $72,783 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2002, redemption fees charged and retained by the fund amounted to $2,131.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $80,096,713 and $70,353,386, respectively.

At March 31, 2002, accumulated net unrealized appreciation on investments was $5,437,607, consisting of $6,017,705 gross unrealized appreciation and $580,098 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to April 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund based on securities held by the fund on March 31, 2001.

The effect of this change for the year ended March 31, 2002 was to increase net investment income by $8,834 and decrease net realized gains (losses) by $8,834. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus New Jersey Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Intermediate Municipal Bond Fund at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2002 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID W. BURKE (65)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

DIANE DUNST (62 )

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                                --------------

ROSALIND GERSTEN JACOBS (76)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37


JAY I. MELTZER (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Clinical Professor of Medicine at Columbia University and College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at the Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                                --------------

DANIEL ROSE (71)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates Inc.,

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Director and Vice Chairman of Baltic - American Enterprise Fund

* President of Harlem Educational Activities Fund

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                --------------

WARREN B. RUDMAN (71)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Serves as a director of Collins & Aikman Corporation, Chubb Corporation, Allied Waste Corporation, Boston Scientific and the Raytheon Company

* Serves as a member of the Senior Advisory Board of the Kennedy School of Government

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                --------------

SANDER VANOCUR (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 82 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 60 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


                                                           For More Information

                        Dreyfus New Jersey Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
 Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  751AR0302